Loans	12 Months Ended
Dec. 31, 2022
Loans [Abstract]
LOANS

NOTE 9 — LOANS

Loans represent amounts due to various banks and financial institution on scheduled payment dates set out in the loan agreements. These loans are secured by collaterals or guarantees and are classified as short term or long term based on their respective maturities.

Short-term loans

Short-term loans consisted of the following at December 31, 2022 and 2021:

	As of December 31,
	2022	2021
Rural Commercial Bank of Shandong*(1)	$2,754,301	$2,981,280
Bank of Weifang*	-	470,729
Postal Savings Bank of China (“PSBC”)* (2)	724,816	313,819
Industrial and Commercial Bank of China*	652,335	784,548
Shandong Heavy Industry Group Finance Co., Ltd. (“Shandong Heavy Industry Finance”)(3)	1,159,706	1,104,643
Bank of Beijing*	434,890	-
Zheshang Bank	289,927	-
Total	$6,015,975	$5,655,019

*	The loans outstanding as of December 31, 2022 and 2021 that were matured were fully repaid upon their maturity.

For the years ended December 31, 2022 and 2021, the Company entered into various loan agreements with the aforementioned banks and financial institution for an aggregated amount of approximately $6.69 million and $5.94 million, respectively, to facilitate its operations. Interest rates for the loans outstanding during the years ended December 31, 2022 and 2021 range from 4.35% to 8.00% per annum for both periods. All of the short-term loans mature within one year.

(1)	As of December 31, 2022 and 2021, properties recorded at approximately $3.04 million and $3.29 million, respectively, was pledged as collaterals to secure one of the short-term loans from Rural Commercial Bank of Shandong (see Note 7). In addition, the Company pledged its patents as collaterals to secure the other short-term loans from Rural Commercial Bank of Shandong.

(2)	The balance payable to the PSBC as of December 31, 2021 pertains to borrowings under a line of credit arrangements for purchase of raw materials, which allow the Company to borrow revolving loans, which, upon borrowing, reduce the amount available for other extensions of credit up to a cumulative total RMB2.0 million, or approximately $314,000, from November 30, 2021 to November 29, 2023, the agreement was terminated in November 2022. On November 30, 2022, the Company and two of its related parties, jointly entered into a line of credit loan agreement with PSBC, which allow the Company to borrow revolving loans, which, upon borrowing, reduce the amount available for other extensions of credit up to a cumulative total RMB5.0 million, or approximately $725,000, from November 30, 2022 to November 29, 2024.

(3)	In August 2021, the Company entered into a factoring contract with recourse with Shandong Heavy Industry Finance, pursuant to which the Company may borrow from Shandong Heavy Industry Finance up to a cumulative total RMB10 million, or approximately $1.6 million, from August 9, 2021 to July 28, 2022 at an annual effective interest rate of 6.2%. On July 25, 2022, the Company renewed a factoring contract with recourse with Shandong Heavy Industry Finance, pursuant to which the Company may borrow from Shandong Heavy Industry Finance up to a cumulative total RMB23 million, or approximately $3.4 million, from July 25, 2022 to July 24, 2023 at an annual effective interest rate of 5.7%. As of December 31, 2022, the Company obtained loans under the factoring agreement at the total amount of RMB8.0 million (or approximately $1.2 million) by factoring the account receivables due from the Company’s largest customer, LOVOL. Shandong Heavy Industry Finance has the right of recourse to the Company, and as a result, these transactions were recognized as short-term loans. The loans are secured by up to RMB13.5 million (or $2.0 million) of the Company’s accounts receivable due from LOVOL.

Substantially all outstanding short-term loans as of December 31, 2022 and 2021 were guaranteed by the CEO and the family members of the CEO, companies owned by those family members, and certain third-party companies. The Company engages companies in other industries to provide guarantees for its short-term loans. The Company agrees to provide guarantees for the short-term loans borrowed by these third-party companies in exchange for their guarantee provided to the Company. See Note 15.

Interest expense pertaining to the above short-term loans for the years ended December 31, 2022, 2021 and 2020 amounted to approximately $317,000, $288,000 and $237,000, respectively, which included in the financing expenses in the Company’s consolidated statements of operations and comprehensive income.

Long-term loan

On December 21, 2022, the Company entered into a loan agreement with Bank of Weifang to borrow approximately $10.1 million (RMB 70 million) for the acquisition of Yingxuan Assets. The loan has a fixed 35-month term with a maturity date on November 4, 2025, and bears an annual interest rate of 6.8%. The loan is required to be repaid in 6 semi-annually instalment payments within the loan terms. The loan was guaranteed by the CEO and the family members of the CEO, and certain third-party company. In addition, the Company pledged its properties and land use rights recorded at approximately $6.5 million and $4.3 million as collaterals to secure this loan, respectively. The loan was subsequently fully repaid in April 2023 without penalty of prepayment of the date thereof.

The future maturities of the long-term loan as of December 31, 2022 were as follows:

Twelve months ending December 31,	Future repayment
2023	$2,899,265
2024	2,899,265
2025	4,348,898
Total	$10,147,428

Interest expense pertaining to the above loan for the years ended December 31, 2022, 2021 and 2020 amounted to approximately $22,000, $nil and $nil, respectively, which included in the financing expenses in the Company’s consolidated statements of operations and comprehensive income.